UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     April 29, 2022

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, DC	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2022, Cogent Communications Holdings, Inc. (the “Company”) announced that Sean Wallace resigned as Vice President, Chief Financial Officer and Treasurer of the Company, effective April 29, 2022. Mr. Wallace’s resignation is not due to any disagreement with the Company, its management or its financial reporting.

Mr. Thaddeus G. Weed will resume service as Vice President, Chief Financial Officer and Treasurer (Principal Financial and Principal Accounting Officer) of the Company, effective upon Mr. Wallace’s resignation.

Mr. Weed, age 61, joined the Company in 2000 and served as Vice President and Controller until May 2004 when he also became Chief Financial Officer and Treasurer, a position he held until March 2020. Mr. Weed has served as Senior Vice President of Audit and Operations from May 2020 to the present. From 1997 to 1999, Mr. Weed served as Senior Vice President of Finance and Treasurer at Transaction Network Services, Inc. where he undertook a broad range of financial management responsibilities. From 1987 to 1997, Mr. Weed was employed at Arthur Andersen LLP where he served as Senior Audit Manager.

Mr. Weed’s compensation will remain unchanged and his Employment Agreements, dated September 25, 2003 through October 26, 2006 attached as Exhibit 10.1 hereto and incorporated herein by reference. He also has annual grants of restricted stock made pursuant to the Form of Restricted Stock Award, dated as of May 3, 2017, between the Company and the Vice President named executive officers attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Thaddeus G. Weed Employment Agreements, dated September 25, 2003 through October 26, 2006 (previously filed as Exhibit 10.28 to our Annual Report on Form 10-K, filed on March 14, 2007, and incorporated herein by reference).
10.2	Form of Restricted Stock Award, dated as of May 3, 2017, between the Company and the Vice President named executive officers (previously filed as Exhibit 10.2 to our Current Report on Form 8-K, filed on May 3, 2017 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

April 29, 2022	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer